Exhibit 16(b)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Ashok N. Bakhru

Ashok N. Bakhru

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Gary D. Black, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Gary D. Black

Gary D. Black

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Patrick T. Harker

Patrick T. Harker

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ James A. McNamara

James A. McNamara

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Mary Patterson McPherson

Mary Patterson McPherson

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Alan A. Shuch

Alan A. Shuch

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Wilma J. Smelcer

Wilma J. Smelcer

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Richard P. Strubel

Richard P. Strubel

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, John W. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/ Kaysie P. Uniacke

Kaysie P. Uniacke

Exhibit 16(b)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(a Delaware Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Gary D. Black, James A. Fitzpatrick, Christopher Keller, James A. McNamara, and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Variable Insurance Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 19, 2003

/s/	John M. Perlowski

John M. Perlowski